Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Diluted earnings per share are the same as basic earnings per share. There are no other potentially dilutive shares. The computation of basic earnings per share is presented as follows:

	December 31,
	2020	2021	2022
Net (loss)/income	$(12,905)	$174,348	$172,554
Less preferred dividend attributable to preferred shareholders	11,500	11,064	8,978
Less/(plus) Mezzanine equity measurement	908	(271)	—
Net income available to common shareholders	$(25,313)	$163,555	$163,576
Weighted average number of shares, basic and diluted	102,617,944	113,716,354	120,653,507
Earnings per share in U.S. Dollars, basic and diluted	$(0.25)	$1.44	$1.36